                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2005
                                                          ---------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-25196                51-0110823
-------------------------------   ---------------------  -----------------------
(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
         incorporation)

                  6901 Glenn Highway, Cambridge, Ohio     43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (740) 435-2020
                                                    --------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.
------------------------------

         On August 18, 2005, Camco Financial Corporation issued a press release announcing the Board of Directors' adoption of an enterprise risk structure. The press release is attached as Exhibit 99 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

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                    Exhibit No.                                      Description

              ---------------------------------------------------------------------------------------------------
                        99            Press Release of Camco Financial dated August 18, 2005
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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAMCO FINANCIAL CORPORATION



                                      By: /s/ Mark A. Severson
                                          --------------------------------------
                                          Mark A. Severson
                                          Chief Financial Officer


Date:  August 19, 2005